EXHIBIT 32

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robert D. O'Donnell and Marie P. Mueller hereby jointly certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as follows:

      (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of Community Bancorp of New Jersey (the "Company");

      (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      Robert D. O'Donnell
                                      ------------------------------------------
                                      Robert D. O'Donnell

                                      President and Chief Executive Officer
                                      ------------------------------------------
                                      Title

                                      May 13, 2003
                                      ------------------------------------------
                                      Date


                                      Marie P. Mueller
                                      ------------------------------------------
                                      Marie P. Mueller

                                      Vice President and Chief Financial Officer
                                      ------------------------------------------
                                      Title

                                      May 13, 2003
                                      ------------------------------------------
                                      Date

      A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Community Bancorp of New Jersey and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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